Accounts Receivable, Net - Schedule of Accounts Receivable, Net (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Schedule of Accounts Receivable, Net [Abstract]
Accounts receivable	$ 2,938	$ 930
Allowance for expected credit losses	(308)	(121)
Total accounts receivable, net	2,630	809
Beginning balance	121	59
Addition	187	62
Ending balance	$ 308	$ 121